SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                             SCHEDULE C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                            And Exchange Act of 1934

Check  the  appropriate  box:

[ ]     Preliminary  Information  Statement

[ ]     Confidential,  for  Use  of the Commission Only (as permitted by Rule
14c-5(d)(2))

[x]     Definitive  Information  Statement

                        Gulfport Energy Corporation, Inc.
                        ---------------------------------
                (Name of Registrant as Specified in Its Charter)
Payment  of  Filing  Fee  (Check  Appropriate  Box):

[x]     No  fee  required

[ ]     Fee  computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1)     Title  of  each  class  of  securities  to  which  transaction  applies:

2)     Aggregate  number  of  securities  to  which  transactions  applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)     Proposed  maximum  aggregate  value  of  transaction:

5)     Total  fee  paid:

[ ]     Fee  paid  previously  with  preliminary  materials

[ ]     Check  box  if  any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

1)     Amount  Previously  Paid:

2)     Form,  Schedule  or  Registration  Statement  No.:

3)     Filing  Party:

4)     Date  Filed:

                        GULFPORT ENERGY CORPORATION, INC.
                         14313 N. MAY AVENUE, SUITE 100
                          OKLAHOMA CITY, OKLAHOMA 73134


                       NOTICE OF ACTION WITHOUT A MEETING

To  the  Stockholders  of
Gulfport  Energy  Corporation,  Inc.:

     This Information Statement is being furnished on or about April 30, 2004 by Gulfport Energy Corporation, a Delaware corporation (the "Company"), to holders of the Company's outstanding common stock as of the record date, March 29, 2004 (the "Record Date"), pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The purpose of this Information
Statement is (1) to inform the Company's stockholders that the five directors nominated by the Company's Board of Directors have been elected by the written consent of a majority of the Company's outstanding voting shares that are entitled to vote on these matters and (2) to serve as notice of the foregoing actions in accordance with Section 228(e) of the Delaware General Corporation Law.

     On March 29, 2004, the Board of Directors nominated five persons to serve on the Board of Directors of the Company until the next annual meeting of stockholders or until their successors are duly elected and qualified or until each such director's earlier resignation or removal.

     March 29, 2004 has been fixed as the Record Date for the determination of the Company stockholders entitled to receive this Information Statement. The Company had 10,146,566 shares of common stock outstanding as of the Record Date. Each share of common stock entitles the holder thereof to one vote on matters submitted to the stockholders.

     Under Delaware law, the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is required to elect the nominated directors. On April 15, 2004, in accordance with Delaware law, the holders of a majority of the outstanding shares of the Company's Common Stock executed a written consent electing the five directors for the next year. ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is being furnished by the Company and was first mailed on or about April 30, 2004 to the holders of the Company's common stock as of the close of business on the Record Date.

Sincerely,



Mike  Liddell
Chief  Executive  Officer

April  30,  2004

                        GULFPORT ENERGY CORPORATION, INC.
                         14313 N. MAY AVENUE, SUITE 100
                          OKLAHOMA CITY, OKLAHOMA 73134


                              INFORMATION STATEMENT

     Section 228(a) of the General Corporation Law of the State of Delaware states that, unless otherwise provided in the certificate of incorporation, any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and those consents are delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. The Company's certificate of incorporation contains no provision or language in any way limiting the right of our stockholders to take action by written consent. On April 15, 2005, holders of more than a majority of the outstanding shares of our voting stock executed a written consent approving the directors nominated by the Company's Board of Directors to serve until the next annual meeting of stockholder or until their successors are duly elected and qualified or until each such director's earlier resignation or removal. This consent was executed following approval of the actions by the Company's Board of Directors on March 29, 2004. Because the actions have been approved by the holders of the required majority of the outstanding shares that are entitled to cast votes, no other stockholder approval of these actions is necessary. This Information Statement will also serve as notice of actions taken without a meeting as required by Section 228(e) of the Delaware General Corporation Law. No further notice of the actions described herein will be given to you.

     This Information Statement is provided to the Company's stockholders for informational purposes only, and you need not take any further action in connection with this Information Statement. The Company will bear all costs of preparing and delivering this Information Statement.

     Pursuant to the Company's certificate of incorporation, the Company currently has authorized for issuance 20,000,000 shares of common stock, par value $0.01 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share. As of the Record Date, the Company's only issued and outstanding shares were 10,146,566 shares of common stock and 12,533.58 shares of preferred stock. Each share of the Company's common stock outstanding is entitled to one vote on all matters submitted to a vote of the stockholders.

     This Information Statement is being mailed on or about April 30, 2004 to the Company's stockholders of record on the Record Date, which is March 29, 2004. Section 213(b) of the Delaware General Corporation Law sets forth the rules for ascertaining the record date to determine which stockholders of a corporation are eligible to consent to action by written consent pursuant to
Section 228 of the Delaware General Corporation Law. Pursuant to Section 213(b), the Company's Board of Directors determined that stockholders of record on the Record Date were entitled to consent to the actions described in this Information Statement.

     The April 15, 2004 written consent of stockholders referenced above and described in this Information Statement was executed by stockholders holding over 67.2% of the shares eligible to vote on those matters on that date. ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                              ELECTION OF DIRECTORS

     On March 29, 2004, the Board of Directors nominated five persons to serve on the Company's Board of Directors of the Company until the next annual meeting of stockholders or until their successors are duly elected and qualified or until each such director's earlier resignation or removal. On April 15, 2004, in accordance with Delaware law, the holders of a majority of the outstanding shares of the Company's Common Stock executed a written consent electing the five nominated persons as Directors of the Company.

     The Company's Board of Directors consists of five individuals. All five of the persons elected are now members of the Board of Directors. The following information about the directors was provided by the directors:

     Name             Age                        Position
     ----             ---                        --------
Mike Liddell          50          Chairman of the Board, Chief Executive Officer
                                    and  Director
Robert  E.  Brooks    57          Director
David  L.  Houston    51          Director
Mickey  Liddell       42          Director
Dan  Noles            56          Director

     MIKE LIDDELL, has served as a director of the Company since July 11, 1997, as Chief Executive Officer since April 28, 1998 and as Chairman of the Board since July 28, 1998 and President since July 15, 2000. In addition, Mr. Liddell served as Chief Executive Officer of DLB Oil & Gas, Inc. from October 1994 to
April 28, 1998, and as a director of DLB from 1991 through April 1998. From 1991 to 1994, Mr. Liddell was President of DLB. From 1979 to 1991, he was President and Chief Executive Officer of DLB Energy. He received a B.S. degree in education from Oklahoma State University. He is the brother of Mickey Liddell and brother-in-law of Dan Noles.

     ROBERT E. BROOKS, has served as a director of Gulfport since July 11, 1997. Mr. Brooks is currently president of Delphi Oil & Gas, Inc. From 1997 to 2002, Mr. Brooks was a partner with Brooks Greenblatt, a commercial finance company located in Baton Rouge, Louisiana that was formed by Mr. Brooks in July 1997.
Mr. Brooks is a Certified Public Accountant and was Senior Vice President in charge of Asset Finance and Managed Assets for Bank One, Louisiana between 1993 and July 1997. He received his B.S. degree from Purdue University in mechanical engineering in 1969. He obtained graduate degrees in finance and accounting from the Graduate School of Business at the University of Chicago in 1974.

     DAVID L. HOUSTON, has served as a director of the Company since July 1998. Since 1991, Mr. Houston has been the principal of Houston & Associates, a firm that offers life and disability insurance, compensation and benefits plans and estate planning. Prior to 1991, he was President and Chief Executive Officer of Equity Bank for Savings, F.A. He currently serves on the board of directors and executive committee of Deaconess Hospital, Oklahoma City, Oklahoma, and is the former chair of the Oklahoma State Ethics Commission and the Oklahoma League of Savings Institutions. He received a Bachelor of Science degree in business from Oklahoma State University and a graduate degree in banking from Louisiana State University.

     MICKEY LIDDELL, has served as a director of the Company since January 1999. Since 2001, Mr. Liddell has been the President of Berlanti-Liddell Entertainment, LLC, a television and motion picture production company. From 2000 through 2001, Mr. Liddell served as President of Entertainment Services, LLC. From 1994 through 1999, Mr. Liddell served as President of Banner Entertainment, LLC. Both Banner Entertainment LLC and Mr. Liddell filed for bankruptcy in 1999. Mr. Liddell received a Bachelor of Arts from the University of Oklahoma in Communications in 1984 and a graduate degree from Parson School of Design in New York, New York in 1987. He is the brother of Mike Liddell and brother-in-law of Dan Noles.

     DAN NOLES, has served as a director of the Company since January 2000. Mr. Noles is the President of Dan Noles Construction LLC. Prior to that he served as the President of Atoka Management Company, an oilfield equipment company. Mr. Noles received his Bachelor degree in Finance from the University of Oklahoma in 1970. Mr. Noles is the brother-in-law of Mike Liddell and Mickey Liddell.

               BOARD MEETINGS, COMMITTEES AND CORPORATE GOVERNANCE

Board  Meetings  and  Committees

     The Board of Directors held four meetings in 2003. In addition to the four meetings, the Board adopted resolutions by unanimous written consent. The Company's Board of Directors has two standing committees: the audit committee and the compensation committee. Each of the directors attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors and, if applicable, all meetings of committees of the Board of Directors on which such director served during 2003.

     The audit committee's functions include the following: (a) assist the Board in its oversight responsibilities regarding (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent accountant's qualifications and independence and (4) the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; (b) prepare the report required by the SEC for inclusion in the Company's annual proxy or information statement; (c) appoint, retain, compensate, evaluate and terminate the Company's independent accountants; (d) approve audit and non-audit services to be performed by the independent accountants; and (e) perform such other functions as the Board of Directors may from time to time assign to the audit committee. During 2003, the audit committee held four meetings. From January to November 2003, the audit committee was composed of Dan Noles, David Houston and Mickey Liddell, all of who are non-employee directors. In November 2003, the Board of Directors added Robert Brooks to the audit committee. Mr. Houston serves as Chairman of the audit committee and is designated as the "audit committee financial expert" as such term is defined in Item 401(e) of Regulation S-B. Mr. Houston and Mr. Brooks are "independent" within the meaning of the NASD's director independence standards. Mickey Liddell and Dan Noles are not independent due to their famial relationship to Mike Liddell. The Board of Directors has adopted an Audit Committee Charter which is attached to this Information Statement as Annex A.

     The Compensation Committee considers executive employment agreements, adoption of employee benefit plans and other issues related to compensation and employee benefits. The Compensation Committee is comprised of Robert Brooks, David Houston and Mickey Liddell, all of whom are "non-employee directors" as defined by Rule 16b-3 promulgated under the Exchange Act and "outside directors" as defined by Section 162(m) of the Internal Revenue Code. The Compensation Committee held one meeting during 2003.

     The Company's Board of Directors does not have a standing nominating committee. The entire Board of Directors of the Company participates in the consideration of director nominees. The Board does not deem it necessary to establish a nominating committee because the Company's Board of Directors is relatively small in size and believes it can operate more effectively in concert. Further, because there has not been turnover in the Board, there has been no need to nominate new directors.

Identifying  and  Evaluating  Nominees  for  Directors

     The Company's Board of Directors utilizes a variety of methods for identifying and evaluating nominees for director. In the event that vacancies are anticipated, or otherwise arise, the Company's Board of Directors considers various potential candidates for director. Candidates may come to the attention of the Company's Board of Directors through current board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Company's Board of Directors, and may be considered at any point during the year. In evaluating a board candidate, the Company's Board of Directors will consider the skills and experience of the candidate in the context of the needs of the board, as well as the candidate's qualification as independent for board and committee service under the applicable standards. Each of the Company's directors must represent the interests of all stockholders.

     The Company's Board of Directors may review materials provided by professional search firms or other parties in connection with a nominee. In evaluating such nominations, the Company's Board of Directors will seek to achieve a balance of knowledge, experience and capability on the board. After completing its evaluation, the Company's Board of Directors makes a determination as to the slate of nominees and makes its recommendation with respect to such nominees to its controlling stockholder for approval.

Communications  with  the  Board

     Individuals may communicate with the Company's Board of Directors or individual directors by writing to the Company's secretary at Gulfport Energy Corporation, Inc., 14313 N. May Avenue, Suite 100, Oklahoma City, Oklahoma 73134. The secretary will review all such correspondence and forward to the Board of Directors a summary of all such correspondence and copies of all correspondence that, in the opinion of the secretary, relates to the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may review a log of all such correspondence received by the Company and request copies. Concerns relating to accounting, internal controls or auditing matters will be immediately brought to the attention of the chairman of the audit committee and handled in accordance with its procedures established with respect to such matters.

Code  of  Ethics

     On November 14, 2003, the Company adopted a code of ethics which applies to its chief executive officer and chief financial officer. A copy of the Company's code of ethics has been filed as an exhibit to its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.


                             AUDIT COMMITTEE REPORT

     This disclosure statement is being provided to inform stockholders of the audit committee's oversight with respect to the Company's financial reporting.

The audit committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2003 (the "Audited Financial Statements") and footnotes thereto with management and the independent auditors. In addition, the audit committee discussed with the independent auditors the matters required to be disclosed by Statement of Auditing Standards No. 61. The audit committee discussed with the Company's auditors the independence of such auditors from management of the Company, including a review of audits and non-audit fees, and received written disclosures concerning the auditors' independence required to be made by the auditors of the Company by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The audit committee has also discussed with management of the Company and the independent auditors such other matters and received such assurance from them, as the audit committee deemed appropriate.

Management is responsible for the preparation and presentation of the Audited Financial Statements and the Company's internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with GAAP and issuing a report thereon. The audit committee's responsibility is to monitor and oversee this process.

     Based on the foregoing review and discussions with management and the independent auditors, and relying thereon, we have recommended to the Company and Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the SEC.

                                   AUDIT COMMITTEE
                                   David  Houston
                                   Dan  Noles
                                   Mickey  Liddell
                                   Robert  Brooks

                              DIRECTOR COMPENSATION

     Members of the Company's Board of Directors who are also officers or employees of the Company do not receive compensation for their services as directors. The Company pays its non-employee directors a monthly retainer of $1,000 and a per meeting attendance fee of $500 and reimburses all ordinary and necessary expenses incurred in the conduct of the Company's business.

                               EXECUTIVE OFFICERS

     The  officers  of  the  Company  are  as  follows:

     Name              Age                        Position
     ----              ---                        --------
Mike Liddell          50          Chairman of the Board, Chief Executive Officer
and  Director

Michael G. Moore      47          Vice President and Chief Financial Officer

Lisa Holbrook         33          Vice President, General Counsel and Secretary

     MICHAEL G. MOORE, has served as Vice President and Chief Financial Officer of the Company since July 2000. From May 1998 through July 2000, Mr. Moore served as Vice President and Chief Financial Officer of Indian Oil Company. From September 1995 through May 1998, Mr. Moore served as Controller of DLB Oil & Gas, Inc. Prior to that, Mr. Moore served as Controller of LEDCO, Inc., a Houston based gas marketing company. Mr. Moore received both his B.B.A degree in finance and his M.B.A. from the University of Central Oklahoma.

     LISA HOLBROOK, has served as Vice President and Secretary of the Company since November 5, 1999, and as General Counsel since April 28, 1998. In addition, Ms. Holbrook served as Assistant General Counsel of DLB until April 1998. In 1996, Ms. Holbrook received her J.D. from Oklahoma City University Law School where she graduated with highest distinction.


                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation information earned during 2003, 2002 and 2001 by the Chief Executive Officer and by the two other most highly compensated executive officers of the Company whose annual salary and bonus exceeded $100,000 (the "named executives"), in all capacities in which they served during that period.


                                                       Long Term
Name and Principal                                    Compensation
     Position        Year    Annual Compensation (1)      Awards
------------------------------------------------------------------
                               Salary     Bonus
                               ------     -----
Mike Liddell        2003      $218,566   $24,000        $19,500
  Chief Executive   2002       200,000    24,000         19,142
  Officer           2001       200,000    16,667         17,516

Michael Moore       2003       105,000    13,800         $7,128
  Vice President &  2002       105,000    23,800          8,094
  Chief Financial   2001       105,000    12,600          6,623
  Officer

Lisa Holbrook       2003       105,000   $13,800         $7,128
  Vice President &  2002       103,750    23,650          7,983
  General Counsel   2001        90,000    10,800          5,448

(1) Amounts shown include cash and non-cash compensation earned and received by the named executives as well as amounts earned but deferred at their election. The Company provides various perquisites to certain employees, including the named executives. In each case, the aggregate value of the perquisite provided to the named executives did not exceed 10% of such named executive's total annual salary and bonus.

(2) Amounts for Mike Liddell include the Company's matching 401(k) plan contributions of $12,000, $13,717 and $10,291 during 2003, 2002 and 2001 respectively and life insurance premium payments of $7,500, $5,425 and $7,225 during 2003, 2002 and 2001 respectively. Amounts for Michael Moore and Lisa Holbrook represent the Company's matching 401(k) plan contributions during each of the indicated years.

Stock  Options

     No  options  were  granted  to  the  named executives or directors in 2003.

     The following table sets forth the number of unexercised options held by named executives as of December 31, 2003. No options were exercised by named executives in 2001, 2002 or 2003.

                     Number  of        Number  of
                     Unexercised       Unexercised      Value of Unexercised  Value of Unexercised
                  Options at Fiscal  Options at Fiscal  In the Money Options  In the Money Options
                      Year End           Year End             Year End             Year End
   Name              Exercisable      Un-exercisable         Exercisable         Un-exercisable
--------------------------------------------------------------------------------------------------
Mike Liddell (1)         457,270           -                      $411,543              -
Lisa Holbrook (1)         10,000           -                         9,000              -
Mike Moore (1)            10,000           -                         9,000              -


(1) These options were exercisable at $2.00 per share. The Company's common stock closed at $2.90 on December 31, 2003 as reported by the NASD OTC Bulletin Board.

Employment  Agreements

     In June 2003, the Company renewed a five year employment agreement with its Chief Executive Officer, Mike Liddell. The employment agreement provides an annual base salary of $200,000 adjusted for cost of living increases. The employment agreement contains a change of control provision which guarantees Mr. Liddell one-year salary upon the occurrence of a change of control in the Company.

Securities  Authorized  for  Issuance  under  Equity  Compensation  Plans

     The following table sets forth certain information, as of December 31, 2003, with respect to all compensation plans previously approved by the Company's security holders, as well as compensation plans not previously approved by the Company's security holders.

        Number of Securities To be Issued Upon Exercise of Outstanding Options,
    Warrants and Rights          Weighted Average Exercise Price of Outstanding
  Options, Warrants and Rights          Number of Securities Remaining Available
     For Future Issuance Under Equity Compensation Plans (Excluding Securities
                          Reflected in Far Left Column)
Equity  compensation  plans  approved  by  security  holders      627,337
------------------------------------------------------------     --------
$2.00           255,663
-----          --------
Equity  compensation  plans  not  approved  by  security  holders            --
-----------------------------------------------------------------     ---------
       --                 --
---------          ---------
Total      627,337           $2.00           255,663
-----     --------          ------          --------
perquisite
     provided to the named executives did not exceed 10% of such named executive's annual salary and bonus.

(3) Mike Liddell received stock options exercisable at $2.00 per share for 203,635 shares. These options had no readily determinable market value at the date of issue.

(4) Mr. Moore received 10,000 stock options exercisable at $2.00 a share. These options had a monthly value of $22,500 at date of issuance.

(5) Ms. Holbrook received 10,000 stock options exercisable at $2.00 a share. These options had a monthly value of $3,750 at date of issuance.


                              Employment Agreements

     The Company entered into a five year employment agreement with its Chief Executive Officer, Mike Liddell on June 1, 1999. The employment agreement provides an annual base salary of $200,000. The employment agreement contains a change of control provision which guarantees Mr. Liddell one-year salary upon the occurrence of a change of control in the Company.

                                  Stock Options

     On June 1, 1999, Mike Liddell, Chief Executive Officer and Chairman of the Board, received a grant of options for 2.5% of the issued shares of Common Stock at an exercise price of $2.00 per share. The options are exercisable and vest as to 35% of the shares on June 1, 2000, an additional 35% of the shares will become exercisable and vest on June 1, 2001, and the remaining shares will become exercisable and vest on June 1, 2002. On January 17, 2000, Mr. Liddell was granted an additional 203,635 giving him a total of 457,270 options at the date of this filing.

          On January 17, 2000 and July 15, 2000, respectively, Lisa Holbrook and Mike Moore each received 10,000 options. The options vest in three equal installments and are exercisable at $2.00 per share.

     The Option Agreements for Mike Liddell, Lisa Holbrook, and Mike Moore provide that if the Company at any time increases the number of outstanding shares of the Company or alters the capitalization of the Company in any other way, the stock options shall be adjusted to reflect such changes.

     No  options  were  granted  to  the  named executives or directors in 2002.

     The following table sets forth the number of unexercised options held by named executives as of December 31, 2002. No options were exercised in 2001 or 2002.

                     Number  of        Number  of
                     Unexercised       Unexercised      Value of Unexercised  Value of Unexercised
                  Options at Fiscal  Options at Fiscal  In the Money Options  In the Money Options
                      Year End           Year End             Year End             Year End
   Name              Exercisable      Un-exercisable         Exercisable         Un-exercisable
--------------------------------------------------------------------------------------------------
Mike Liddell (1)         396,179           61,091                 $415,988              $64,145
Lisa Holbrook (1)          7,000            3,000                    7,350                3,150
Mike Moore (1)             7,000            3,000                    7,350                3,150

(1)  These  options  were  exercisable  at  $2.00  per  share.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons beneficially owning more that 10% of the Company's stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and with the Company.
Based solely on a review of the reports sent to the Company and written representations from the executive officers and directors, the Company believes that each of its directors and executive officers met his Section 16(a) filing obligations during 2003.


                              CERTAIN TRANSACTIONS

Management  Services

     The Company's personnel help manage oil and gas and oil and gas related assets owned by affiliates of its largest stockholder. The Company is reimbursed an amount equal to the pro rata share of time its employees spend performing such services and overhead. In 2003, the Company received payments for such services and overhead totaling approximately $764,000.

Issuance  of  Series  A  Preferred  Stock

     In March 2002, the Company commenced a private placement offering of 10,000 units. Each unit consisted of (i) one share of Cumulative Preferred Stock, Series A, of the Company and (ii) a warrant to purchase up to 250 shares of common stock, par value $0.01 per share, of the Company. Dividends accrue on the Series A preferred stock prior to the mandatory redemption date at the rate of 12% of the liquidation preference per annum payable quarterly in cash or, at the option of the Company for a period not to exceed two years from the closing date, payable in whole or in part in additional shares of Series A preferred stock at the rate of 15% of the liquidation preference per annum. The Company chose to pay dividends on the shares of Series A preferred stock with additional shares of Series A preferred stock for the quarterly periods ended March 31, June 30, September 30, and December 31, 2003 and March 31, 2004 and, as a result, issued an additional 3,241.73 shares of Series A preferred stock as of March 31, 2004. No other dividends will be declared or will accrue on the Series A preferred stock. To the extent funds are legally available, the Company is obligated to declare and pay the dividends on the Series A preferred stock. The Company is required to redeem the Series A preferred stock on the fifth anniversary of the first issuance and the Company may at its sole option, choose to redeem the Series A preferred stock at any time before the fifth anniversary of the issuance. Accordingly, the outstanding Series A preferred stock is treated as redeemable stock on the Company's balance sheet.

     The Warrants have a term of ten years and an exercise price of $4.00 per share of common stock, subject to adjustment under certain circumstances. The Company granted to holders of the Warrants certain demand and piggyback registration rights with respect to shares of common stock issuable upon exercise of the warrants.

     The Series A preferred stock offering was made available to stockholders (some of whom were affiliates) of the Company as of December 31, 2001 and who were accredited investors. Purchasers were able to participate up to their pro rata share of ownership in the Company as of December 31, 2001. As of April 15, 2002, the Company had closed on subscriptions totaling $9,292,000 for 9,291.85 units, which included the conversion by Gulfport Funding, LLC of its $3,000,000 loan along with the accumulated interest due from the Company for 3,262.98 units. Additionally, several affiliates of one of the Company's principal stockholders participated in the offering by subscribing for $2,738,000 of units.

Backstop  Agreement  and  Credit  Facility

     In connection with the Company's proposed rights offering, the Company entered into an agreement between with CD Holding, L.L.C., dated April 14, 2004, pursuant to which CD Holding agreed, subject to certain conditions, to back-stop the rights offering by purchasing all of the shares of the Company's common stock that are not otherwise subscribed for by the other holders of subscription rights under their basic subscription privileges and over-subscription privileges. In return for its agreement to backstop this rights offering, CD Holding will receive a commitment fee equal to 2% of the gross proceeds of the rights offering.

     Also in connection with the proposed rights offering, on April 30, 2004, the Company entered into a $3.0 million revolving credit facility with the CD Holding. Borrowings under the Credit Facility are due on April 30, 2005 and bear interest at 10.0%. Pursuant to the Credit Facility, CD Holding as the right to convert any borrowings made under such facility into shares of Common Stock at a conversion price equal to the amount of the proposed Rights Offering per share only if the proposed rights offering is not completed. CD Holding will pay the subscription price for shares purchased in the proposed rights offering through the forgiveness of an equal amount owed to CD Holding under the Credit Facility. Any amounts that remain outstanding after such application will be repaid with a portion of the cash proceeds from the proposed rights offering to the extent such funds are available. If such funds are not sufficient, any outstanding amounts will be repaid from other funds as they become available.

                  OTHER INFORMATION ABOUT DIRECTORS, OFFICERS,
                            AND CERTAIN STOCKHOLDERS

Beneficial  Ownership  of  Directors,  Officers  and  Certain  Stockholders

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date, by (i) each director, (ii) each named executive officer, (iii) each person known or believed by the Company to own beneficially five percent or more of the Common Stock, and
(iv)  all  directors  and  executive  officers  as  a  group.

                                                       Beneficial Ownership
                                                       --------------------
   Name and Address of Beneficial Owner (1)          Shares     Percentage (2)
---------------------------------------------        ------     --------------
Charles E. Davidson (3)
411 West Putnam Avenue
Greenwich, CT 06830                               8,177,595           67.2%

Peter M. Faulkner (4)
767 Third Avenue, Fifth Floor
New York, NY 10017                                  602,565            5.9%

Mike  Liddell  (3)                                1,169,416           11.0%

Robert Brooks (6)                                    20,000               *

David Houston (7)                                    20,000               *

Mickey Liddell (8)                                   20,000               *

Dan Noles (9)                                        20,000               *

Lisa Holbrook (10)                                   10,000               *

Michael G. Moore (11)                                10,000               *

All  directors  and  executive
  officers  as  a  group
  (10 individuals)                                 1,269,416             11%
-----------------------------

*     Less  than  one  percent

                                        3
(1) Unless otherwise indicated, each person or group has sole voting and sole dispositive power with respect to all listed shares. The address of the Company's directors and executive officers is 14313 N. May Avenue, Suite 100, Oklahoma City, Oklahoma 73134.

(2) Beneficial ownership is determined in accordance with the SEC's rules. In computing percentage ownership of each person, shares of common stock subject to options held by that person that are currently exercisable, or exercisable within 60 days of the Record Date, are deemed to be beneficially owned. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. The percentage of shares beneficially owned is based on 10,146,566 shares of common stock outstanding on the Record Date.

(3)  Includes  3,574,722  shares  of Common Stock held by CD Holding, L.L.C. and
     784,273 shares of Common Stock held in an IRA for Mr. Davidson. Mr. Davidson is the sole member of CD Holding, L.L.C. Mr. Davidson is the Chairman and controlling member of Wexford Management, L.L.C. In addition, the amount includes 1,795,860 shares of Common Stock owned by the following investment funds (the "Wexford Entities") that are affiliated with Wexford
     Management:  Wexford  Special  Situations  1996,  L.P.;  Wexford  Special

     Situations 1996 Institutional, L.P.; Wexford Special Situations 1996, Limited; Wexford-Euris Special Situations 1996, L.P.; Wexford Spectrum Investors, L.L.C.; Wexford Capital Partners II, L.P.; Wexford Overseas Partners I, L.P. Includes 2,022,740 share of Common Stock issuable upon the exercise of warrants that are currently exercisable obtained by the following investment funds that are affiliated with Wexford Management:
     Wexford Special Situations 1996, Limited; Wexford-Euris Special Situations 1996, L.P.; Wexford Spectrum Investors, L.L.C.; Wexford Capital Partners II, L.P.; Wexford Overseas Partners I, L.P. Mr. Davidson disclaims beneficial ownership of the 1,795,860 shares owned by the Wexford Entities.

(4) Represents shares of Common Stock owned by Rumpere Capital Trading Partners, Ltd. and PMF Partners, LLC.

(5) Includes 712,146 shares of Common Stock held of record by Liddell Investments, L.L.C. Mr. Liddell is the sole member of Liddell Investments, L.L.C. and 457,270 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of the Record Date.

(6) Represents 20,000 shares of Common Stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of the Record Date.

(7) Represents 20,000 shares of Common Stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of the Record Date.

(8) Represents 20,000 shares of Common Stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of the Record Date.

(9) Represents 20,000 shares of Common Stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of the Record Date.

(10) Represents 10,000 shares of Common Stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of the Record Date.

(11) Represents 10,000 shares of Common Stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of the Record Date.

Liability  of  Directors  and  Officers  and  Indemnification

     As permitted by the Delaware General Corporate Law (the "DGCL"), the Company's Certificate of Incorporation eliminates in certain circumstances the monetary liability of the directors for a breach of their fiduciary duty. These provisions do not eliminate liability of the directors for (i) a breach of the director's duty of loyalty to the Company or its Stockholders, (ii) acts or omissions by a director not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) liability arising under Section 174 of the DGCL (relating to the declaration of dividends and purchase or redemption of shares in violation of the DGCL) or (iv) any transaction from which the director derived an improper personal benefit. In addition, these provisions do not eliminate the liability of a director for violations of the Federal securities laws, nor do they limit the rights of the Company or its Stockholders, in appropriate circumstances, to seek equitable remedies such as injunctive or other forms of non-monetary relief. Such remedies may not be effective in all cases.

     The Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by the DGCL. Under such provisions, any director or officer, who in his capacity as such, is made or threatened to be made a party to any suit or proceeding, may be indemnified if the Board of Directors determines such director or officer acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Company. The Bylaws and the DGCL, further provide that such indemnification is not exclusive of any other rights to which such individuals may be entitled under the Certificate of Incorporation, the Bylaws, any agreement, vote of Stockholders or disinterested directors or otherwise.


                            INDEPENDENT ACCOUNTANTS

     The firm of Hogan & Slovacek, PC served as the Company's independent auditors for 2003. This firm has advised the Company that it has no direct or indirect financial interest in the Company. The audit committee has not asked the stockholders to ratify its selection of auditors, because stockholder ratification is not required under applicable rules and regulations.

Auditors'  Fees

     The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. All fees paid to the independent auditors in 2003 were pre-approved by the audit committee.

     Audit Fees. For professional services rendered by the Company's independent auditors for the audit of the Company's annual financial statements for 2003 and reviews of the financial statements included in our Quarterly Reports on Form 10-QSB during 2003, Hogan & Slovacek, PC billed the Company fees in the aggregate amount of $50,000 and $46,000 for 2003 and 2002 respectively.

     Audit-Related Fees. Hogan & Slovacek, PC did not perform any audit-related services other than those described above for the Company during 2003 and billed the Company $6,500 in 2002 for audit related services consisting primarily of accounting system design and implementation services.

     Tax Fees. Hogan & Slovacek, PC did not perform any tax or tax-related services for the Company during 2003 and billed the Company $800 during 2002 for fees related to tax compliance, tax advice and tax planning.

     All Other Fees. No other fees were billed to the Company in 2003 and 2002 by Hogan & Slovacek, PC for services performed for 2003 and 2002, other than the fees described above.


                           INCORPORATION BY REFERENCE

     With  respect  to  any  filings  with  the  SEC into which this Information
Statement is incorporated by reference, the material under the headings "Compensation Committee Report" and "Audit Committee Report" shall not be incorporated into such filings.


                             ADDITIONAL INFORMATION

     The Company's Annual Report to stockholders for the fiscal year ended December 31, 2003, including financial statements, is being mailed herewith to all stockholders entitled to notice of the actions described in this Information Statement. The annual report does not constitute a part of this Information Statement.

     The Company's Annual report on Form 10-KSB, including the financial statements and schedule thereto, for the year ended December 31, 2003, as filed with the SEC, will be furnished without charge to any stockholder upon written request addressed to Ms. Lisa Holbrook, General Counsel, Gulfport Energy Corporation, 14313 N. May Avenue, Suite 100, Oklahoma City, Oklahoma 73134. Stockholders requesting exhibits to the Form 10-KSB will be provided the same upon payment of reproduction expenses.

                                   By  the  Order  of  the  Board  of  Directors



                                   Lisa  Holbrook
                                   Secretary
April  30,  2004
Oklahoma  City,  Oklahoma

                                     Annex A
                             Audit Committee Charter


4


                        GULFPORT ENERGY CORPORATION, INC.

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS


     This Charter identifies the purpose, composition, meeting requirements, committee responsibilities, annual evaluation procedures and investigations and studies of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Gulfport Energy Corporation, Inc., a Delaware corporation (the "Company").

I.     PURPOSE

     The Committee has been established to: (a) assist the Board in its oversight responsibilities regarding (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent accountant's qualifications and independence and (4) the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; (b) prepare the report required by the United States Securities and Exchange Commission (the "SEC") for inclusion in the Company's annual proxy or information statement; (c) appoint, retain, compensate, evaluate and terminate the Company's independent accountants; (d) approve audit and non-audit services to be performed by the independent accountants; and (e) perform such other functions as the Board may from time to time assign to the Committee. In performing its duties, the Committee shall seek to maintain an effective working relationship with the Board, the independent accountants and management of the Company.

II.     COMPOSITION

     The Committee shall be composed of at least three, but not more than five, members (including a Chairperson), all of whom shall be "independent directors," as such term is defined in the rules and regulations of the SEC and the National Association of Securities Dealers ("NASD"). The members of the Committee and the Chairperson shall be selected annually by the Board and serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. No person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule or regulation of the SEC or any securities exchange or market on which shares of the common stock of the Company are traded.

     All members of the Committee shall have a working familiarity with basic finance and accounting practices and at least one member of the Committee shall be an "audit committee financial expert" as defined in the applicable rules and regulations of the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. The Chairperson shall maintain regular communication with the chief executive officer, chief financial officer and the lead partner of the independent accountant.

     Except for Board and Committee fees, a member of the Committee shall not be permitted to accept any fees paid directly or indirectly for services as a consultant, legal advisor or financial advisor or any other fees prohibited by the rules of the SEC and the NASD. In addition, no member of the Committee may be an affiliated person of the Company or any of its subsidiaries. Members of the Committee may receive their Board and Committee fees in cash, Company stock or options or other in-kind consideration as determined by the Board or the Compensation Committee, as applicable, in addition to all other benefits that other directors of the Company receive.

III.     MEETING  REQUIREMENTS

     The Committee shall meet as necessary, but at least four times each year, to enable it to fulfill its responsibilities. The Committee shall meet at the call of its Chairperson, preferably in conjunction with regular Board meetings. The Committee may meet by telephone conference call or by any other means permitted by law or the Company's Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore, in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.
     The Committee may ask members of management, employees, outside counsel, the independent accountants or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request.
     The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee's actions to the Board from time to time (but at least once each year) as requested by the Board.

     As part of its responsibility to foster free and open communication, the Committee should meet periodically with management and the independent accountants to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or at least its Chairperson should meet with the independent accountants and management quarterly to review the Company's financial statements prior to their public release consistent with the provisions set forth below in Section IV.

IV.     COMMITTEE  RESPONSIBILITIES

     In carrying out its responsibilities, the Committee's policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so that it can fulfill its oversight responsibilities. In addition to such other duties as the Board may from time to time assign, the Committee shall have the following responsibilities:

     A.     Oversight  of  the  Financial  Reporting  Processes

1. In consultation with the independent accountants, review the integrity of the Company's financial reporting processes, both internal and external.

2. Consider the independent accountant's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. Consider alternative accounting principles and estimates.

3. Annually review with management, and separately with independent accountant, major issues regarding the Company's auditing and accounting principles and practices and its presentation of financial statements, including the adequacy of internal controls and special audit steps adopted in light of material internal control deficiencies and any audit problems or difficulties.

4. Discuss with management and legal counsel the status of pending litigation, taxation matters, compliance policies and other areas of oversight applicable to the legal and compliance area as may be appropriate.

5. Review all analyst reports and press articles about the Company's accounting and disclosure practices and principles.

6. Review all analyses prepared by management and the independent accountants of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any analysis of the effect of alternative generally accepted accounting principle ("GAAP") methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

7. Review with management and the independent accountants the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

8. Prepare regular reports to the Board on all matters within the scope of the Committee's functions.

B.     Review  of  Documents  and  Reports

1. Review and discuss with management and the independent accountants the Company's annual audited financial statements and quarterly financial statements (including disclosures under the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operation") and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants, considering, as appropriate, whether the information contained in these documents is consistent with the information contained in the financial statements and whether the independent accountants and legal counsel are satisfied with the disclosure and content of such documents. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of audit adjustments (whether or not recorded) and any such other inquires as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited consolidated financial statements in the Company's annual report on Form 10-KSB.

2. Review and discuss with management and the independent accountants earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee need not discuss in advance each earnings release but should generally discuss the types of information to be disclosed and the type of presentation to be made in any earnings release or guidance.

3. Review reports from management and the independent accountants on the Company's subsidiaries and affiliates, compliance with the Company's code(s) of conduct, applicable law and insider and related party transactions.

4. Review with management and the independent accountants any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

5. Prepare the report required by the rules of the SEC to be included in the Company's annual proxy or information statement.

6. Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

7. Review any restatements of financial statements that have occurred or were recommended. Review the restatements made by other clients of the independent accountants.

C.     Independent  Accountant  Matters

1. Interview and retain the Company's independent accountants, considering the accounting firm's independence and effectiveness and approve the engagement fees and other compensation to be paid to the independent accountants.

2. Meet with the independent accountants and the Company's financial management to review the scope of the proposed external audit for the current year.

3. On an annual basis, the Committee shall evaluate the independent accountant's qualifications, performance and independence. To assist in this undertaking, the Committee shall require the independent accountants to submit a report (which report shall be reviewed by the Committee) describing (a) the independent accountant's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the accounting firm or by any inquiry or investigations by governmental or professional authorities (within the preceding five years) respecting one or more independent audits carried out by the independent accountants, and any steps taken to deal with any such issues and (c) all relationships the independent accountants have with the Company and relevant third parties to determine the impact, if any of such relationships on the independence of the independent accountants. In making its determination, the Committee shall consider not only auditing and other traditional accounting functions performed by the independent accountants, but also consulting, legal, information technology services and other professional services rendered by the independent accountants and its affiliates. The Committee shall also consider whether the provision of any of these non-audit services is compatible with the independence standards under the guidelines of the SEC and other applicable authorities (including, possibly, the Independence Standards Board and the Public Company Accounting Oversight Board) and shall approve in advance any audit services and permissible non-audit services to be provided by the independent accountants.

4. Review on an annual basis the experience and qualifications of the senior members of the external audit team. Discuss the knowledge and experience of the independent accountants and the senior members of the external audit team with respect to the Company's industry. The Committee shall ensure the regular rotation of the lead audit partner and audit review partner as required by law and consider whether there should be a periodic rotation of the Company's independent accountants.

5. Review the performance of the independent accountants and terminate the independent accountants when circumstances warrant.

6. Establish and periodically review hiring policies for employees or former employees of the independent accountants.

7. Review with the independent accountants any problems or difficulties the auditors may have encountered and any "management" or "internal control" letter provided by the independent accountants and the Company's response to that letter. Such review should include:

(a) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and any disagreements with management;

(b) any accounting adjustments that were proposed by the independent accountants that were not agreed to by the Company;

(c) communications between the independent accountants and its national office regarding any issues on which it was consulted by the audit team and matters of audit quality and consistency;

(d)     any  changes  required  in  the planned scope of the internal audit; and

(e) the responsibilities, budget and staffing of the Company's internal audit function.

8. Communicate with the independent accountants regarding (a) alternative treatments of financial information within the parameters of GAAP, (b) critical accounting policies and practices to be used in preparing the audit report and
(c)  such  other  matters  as  the  SEC  may  direct  by  rule  or  regulation.

9. Periodically consult with the independent accountants out of the presence of management about internal controls and the fairness and accuracy of the organization's financial statements.

10. Oversee the relationship with the independent accountants by discussing with the independent accountants the nature and rigor of the audit process, receiving and reviewing audit reports and ensuring that the independent accountants have full access to the Committee (and the Board) to report on any and all appropriate matters.

11. Discuss with the independent accountants prior to the audit the general planning and staffing of the audit.

12. Obtain a representation from the independent accountants that Section 10A of the Securities Exchange Act of 1934 has been followed.

D.     Internal  Audit  Control  Matters

1. Establish regular and separate systems of reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

2. Following completion of the annual external audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

3. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

4. Review the procedures that the Company has implemented regarding compliance with the Company's code of conduct.

5. Establish procedures for the receipt, retention and treatment of accounting or auditing complaints and concerns and anonymous submissions from employees and others regarding questionable accounting or auditing matters.

6. Periodically discuss with the chief executive officer and chief financial officer (a) significant deficiencies in the design or operation of the internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data and (b) any fraud that involves management or other employees who have a significant role in the Company's internal controls.

7. Ensure that no officer, director or any person acting under their direction fraudulently influences, coerces, manipulates or misleads the independent accountant for purposes of rendering the Company's financial statements materially misleading.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of management and the independent accountants.

V.     ANNUAL  EVALUATION  PROCEDURES

     The Committee shall annually assess its performance to confirm that it is meeting its responsibilities under this Charter. In this review, the Committee shall consider, among other things, (a) the appropriateness of the scope and content of this Charter, (b) the appropriateness of matters presented for information and approval, (c) the sufficiency of time for consideration of agenda items, (d) frequency and length of meetings and (e) the quality of written materials and presentations. The Committee may recommend to the Board such changes to this Charter as the Committee deems appropriate.

VI.     INVESTIGATIONS  AND  STUDIES

     The Committee shall have the authority and sufficient funding to retain special legal, accounting or other consultants (without seeking Board approval) to advise and assist the Committee. The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities as described herein, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such investigations or studies. The Committee shall have sole authority to negotiate and approve the fees and retention terms of such independent counsel or other consultants.

VII.     MISCELLANEOUS

     The Company shall give appropriate funding, as determined by the Committee, for the payment of (i) compensation to the outside auditor, legal, accounting or other advisors employed by the Committee and (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities.